UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 30, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2006, Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Indemnitors”) entered into an amendment (the “Amendment”), to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated as of May 12, 2006 (the “Surety Agreement”), with Federal Insurance Company and certain of its affiliates and subsidiaries and their respective co-sureties and reinsurers (collectively, the “Surety”). Under the Amendment, the Indemnitors agreed to pay the Surety a facility fee of $500,000, of which $250,000 was paid concurrently with the entry into the Amendment and the balance will be paid on or before January 2, 2007. The Amendment deletes the expiration date for issuance of bonds under the Surety Agreement, and deletes the cap on the aggregate amount of bonds that may be issued in any calendar month. The Amendment also provides for the reduction of the existing pledged collateral amount to $14,002,045 by January 2, 2007, and, together with the existing letters of credit, the total of this collateral that will continue to be held by the Surety will be $35,000,000 as of January 3, 2007. The excess collateral amount of approximately $4.8 million was returned to the Indemnitors on November 1, 2006. The amendment removes prior restrictions on writing bonds to two of IES’ subsidiaries. The Amendment reduces the bond premium from $17.50 per $1,000.00 to $15.00 per $1,000.00. Additionally, the Amendment amends the definition of “Surety Loss” to exclude certain professional fees incurred before October 31, 2006, from the Surety’s costs.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1

First Amendment, dated as of October 30, 2006, to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its subsidiaries and Federal Insurance Company and certain of its affiliates

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:   /s/ Curt L. Warnock

Curt L. Warnock

Senior Vice President and General Counsel

Date: November 3, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1

First Amendment, dated as of October 30, 2006, to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its subsidiaries and Federal Insurance Company and certain of its affiliates

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